EXHIBIT 32.1
Certification of the Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
I, Milton G. Silva-Craig, the Chief Executive Officer of Technology Solutions Company, certify that:
(i)	The Form 10-K for the year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)
The information contained in the Form 10-K for the year ended December 31, 2006 fairly presents, in all material respects, the financial condition and results of operations of Technology Solutions Company.

Date: March 23, 2007	By:	/s/ MILTON G. SILVA-CRAIG
Milton G. Silva-Craig
Chief Executive Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Technology Solutions Company and will be retained by Technology Solutions Company and furnished to the Securities and Exchange Commission or its staff upon request.